Exhibit 4.1

NUMBER -S-A-

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES -0-

NCI, Inc.

See Reverse for Certain Definitions

CLASS A COMMON STOCK

75,000,000 Authorized Shares

Par Value .01

This is to Certify that Specimen is the owner of

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX (XXXX) *fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated

Charles K. Narang, Chief Executive Officer

Michele Cappello, Secretary

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)

TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act
(State)

JT TEN	- as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list

For value received              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

In presence of

                                              ___________________________________

______________________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘ACT’), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.